UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2003

Aastrom Biosciences, Inc.

(Exact name of registrant as specified in charter)

Michigan	0-22025	94-3096597

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Frank Lloyd Wright Drive, P.O. Box 376, Ann Arbor Michigan	48106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-5555

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit
No.	Description

99.1	Press Release dated May 12, 2003

Item 9. Regulation FD Disclosure. (Information provided under Item 12 of Form 8-K)

On May 12, 2003 we issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Pursuant to General Instructions B-2 and B-6 of Form 8-K, this report and the exhibit are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing. Additionally, pursuant to the guidance provided in SEC Release No. 34-47583, we are including the foregoing Item 12 information under Item 9, because Item 12 of Form 8-K has not yet been added to the EDGAR system.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aastrom Biosciences, Inc.

Date: May 12, 2003	By:	/s/ Alan M. Wright Senior Vice President, Administrative and Financial Operations, CFO

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated May 12, 2003